Exhibit 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubincon Ventures Inc. on Form 10-QSB for the period ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted Reimchen, Chief Executive Officer, President Director certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  June 6, 2005

                                     /s/  "Ted Reimchen"
                                   ---------------------
                                        Ted Reimchen
                                   Chief  Executive  Officer
                                    President and Director